UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, IL			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2018

Beginning in February 2021 for the Funds, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank). If you invest directly with the Funds, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-888-825-2100 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held with Frontier Funds, Inc.

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	10
Investment Highlights	12
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	16
Investment Highlights	18
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	20
Investment Highlights	22
Expense Example	23
Schedules of Investments
Frontier MFG Global Equity Fund	26
Frontier MFG Global Plus Fund	27
Frontier MFG Core Infrastructure Fund	28
Frontier MFG Select Infrastructure Fund	31
Frontier Timpani Small Cap Growth Fund	33
Frontier Phocas Small Cap Value Fund	35
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	45
Notes to Financial Statements	56
Board of Directors' Approval of Advisory and Subadvisory Agreements	66
Voting Results of Special Meeting of Shareholders	70

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc. and Timpani Capital Management LLC, the Funds' investment advisers.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2018. The S&P 500 Index was down 6.85% and small capitalization stocks were down, with the Russell 2000® Index returning -17.35%. International stocks, as measured by the MSCI EAFE Index, returned -11.35% over the six-month period.

Fund Results

For the six months ended December 31, 2018, the Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned -2.85% (net), while the Frontier MFG Global Plus Fund, Institutional Class, also managed by MFG, returned -2.71% (net). The Funds' benchmark, the MSCI World Index (Net), returned -9.10% over the same time period. The Global Plus Fund's Service Class shares returned -2.84% (net).

The Frontier MFG Core Infrastructure Fund, Institutional Class, managed by MFG, returned -3.12% (net) versus the S&P Global Infrastructure Index return of -6.64%, for the six-month period ending December 31, 2018. The Service Class shares returned -3.16% (net) over the same time period.

For the period from July 2, 2018, (inception), through December 31, 2018, the Frontier MFG Select Infrastructure Fund, also managed by MFG, returned -4.25% (net) compared to the S&P Global Infrastructure Index return of -6.30%.

The Frontier Timpani Small Cap Growth Fund, Institutional Class, managed by Timpani Capital Management, returned -15.62% (net) versus the Russell 2000® Growth Index return of -17.33% for the six-month period ending December 31, 2018. The Class Y shares returned -15.74% (net) and the Service Class shares returned -15.63% (net) over the same time period.

The Frontier Phocas Small Cap Value Fund, managed by Phocas Financial, returned -20.39% (net) versus the Russell 2000 Value Index return of -17.36% for the six-month period ending December 31, 2018. The Service Class shares returned -20.35% (net) over the same time period.

Outlook

In late 2018, stock markets dropped dramatically amid rising concerns over the U.S.-China trade war and moderating global growth. Computerized trading strategies only exacerbated the selloff. This latest rise in volatility capped off an extraordinary year in global equities. The year started with optimism over "synchronized" global growth, which subsequently disappeared in the spring as the U.S. economy — fueled by tax cuts and fiscal stimulus — performed well while the rest of the world struggled. Equity volatility remained relatively low until early October, when it roared back due to the anticipation of U.S. monetary tightening and higher U.S. interest rates, along with fears that a trade war and overseas slowdown would eventually take its toll on U.S. growth and corporate earnings.

We live in uncertain times. Therefore, we will continue to oversee the investment management of the Frontier Funds with the skill and agility that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned -2.85%, net of fees, for the six-month period ending December 31, 2018, while the Frontier MFG Global Plus Fund (Institutional Class) returned -2.71%, net of fees, for the same time period. Both Funds outperformed the -9.10% return of their benchmark, the MSCI World Index (Net).

Global stocks fell in the six months to December after tighter U.S. monetary policy, tensions between China and the U.S., key resignations from the U.S. administration, and political uncertainty in Europe fanned doubts about the global economic outlook.

The Funds recorded a negative return for the period in U.S. dollars. The stocks that struggled most included the investments in Facebook, Kraft Heinz and Apple. Facebook's biggest slide occurred in July after management said slower revenue growth and higher costs would reduce profit margins from about 45% to about 35%. The decline persisted for the rest of the period as media reports attacked how top executives handled fake news, privacy issues and other incidents. Kraft Heinz's biggest tumble occurred in November when it said it had delayed cost cutting to support better sales growth during the third quarter. Apple tumbled over the last three months on concerns about the strength of sales of its latest devices.

Stocks that performed best included the investments in Starbucks, Yum! Brands and HCA Healthcare. Starbucks's biggest surge occurred in November on news that faster-than-expected sales growth of 4% in the Americas and 3% globally for the third quarter beat expectations, and the coffee chain said it would cut about 5% of the workers based in its headquarters in Seattle to reduce costs. Yum! Brands rose from July after revenue and profit for the second quarter outdid expectations, as they did for the third quarter. HCA rallied from July after the U.S. hospital chain reported higher-than-expected profits and revenue for the second quarter. It repeated the outperformance for the third quarter and raised guidance for the full year due to higher patient numbers and an increase in higher-paying procedures.

Fund Outlook and Strategy

While equity prices have fallen recently, we remain cautious because there are still many forces that could drive them lower still.

The pre-eminent worry for global stocks is that global monetary policy has further to tighten. The U.S. Federal Reserve is reducing the size of its balance sheet and has signalled another two rate increases in 2019, while the European Central Bank stopped expanding its balance sheet at the end of 2018. These reductions in central bank bond purchases present a risk to bond prices, which could flow through to equity prices.

This monetary tightening is occurring at a time when global economic growth has slowed and become less synchronised across the major economies. As well as tighter monetary policy, this slowing has been driven by heightened political uncertainties. In the U.S., the Republican Party's loss of control of the House of Representatives in the mid-term elections reduces President Donald Trump's control of Congress and might cause his actions to become more unpredictable at a time when the U.S.-China confrontation, international trade tensions and North Korea denuclearisation talks are ongoing. In Europe, many voters remain concerned about immigration and sluggish economic growth, resulting in elevated political risk.

Due to these risks, we held the cash position in the Funds at approximately 18% over the December quarter.

The Funds

Notwithstanding the uncertainty surrounding stock markets, we are confident about the long-term outlook for the investments selected for our portfolios and the portfolios' risk profile. Many of the stocks in the portfolio benefit from the following durable investment trends:

•  Consumer technology platforms: Leading digital platforms are well positioned to monetise new services and products even when they are not the originators of these items. Due to high switching costs and formidable barriers to entry, their entrenched positions are unlikely to be challenged in the foreseeable future.

•  Enterprise software: Established enterprise software vendors are capitalising on their incumbency. They typically operate in concentrated markets that have high barriers to entry, enjoy network effects and have loyal customers due to the high cost of switching out of their services. The shift to cloud computing creates an opportunity for them to expand their capabilities and win a greater share of business spending.

•  Healthcare and the dynamics of ageing populations: The healthcare sector enjoys favourable growth prospects due to rising patient numbers as developed populations age, higher expenditure in Western countries as more treatments are cultivated and the prospect that rising wealth in the emerging world will allow providers to target unmet healthcare needs in these countries.

•  The cashless society: Spending is shifting to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. The explosion of smart and internet-connected devices will accelerate this shift the world over.

We retain confidence in the quality and long-term outlook for our investments and are comfortable with the Funds' overall risk profile and construction.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/18	FUND	INDEX
SIX MONTHS	(2.85)%	(9.10)%
ONE YEAR	(0.05)%	(8.71)%
FIVE YEAR AVERAGE ANNUAL	7.28%	4.56%
AVERAGE ANNUAL SINCE INCEPTION	11.86%	9.23%
Fund Expenses
GROSS EXPENSE RATIO	0.87%
NET EXPENSE RATIO	0.82%

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/18	FUND	INDEX
SIX MONTHS	(2.71)%	(9.10)%
ONE YEAR	(0.12)%	(8.71)%
AVERAGE ANNUAL SINCE INCEPTION	6.61%	3.55%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.90%
NET EXPENSE RATIO	0.82%

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
MFG CORE INFRASTRUCTURE FUND
AND
FRONTIER
MFG SELECT INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The types of companies purchased in the Funds are generally natural monopolies that provide essential services to the community. The universe of infrastructure assets held in both Funds is made up of two main sectors:

•  Utilities: Utilities includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, such as energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

If a company isn't either a regulated utility or an infrastructure asset per se, we require at least 75% of its earnings to be consistently derived from either regulated assets or infrastructure assets before it can be included in the Funds.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned -3.12%, net of fees, for the six-month period ending December 31, 2018. The Fund's return outperformed the -6.64% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned -6.61%, net of fees, compared to the benchmark's return of -9.50%.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned -4.25%, net of fees, since the Fund's inception on July 2, 2018, through December 31, 2018. The Fund's return outperformed the -6.30% return of its benchmark, the S&P Global Infrastructure Index for the same time period.

Global stocks fell in the six months to December after tighter U.S. monetary policy, tensions between China and the U.S., key resignations from the U.S. administration, and political uncertainty in Europe fanned doubts about the global economic outlook.

Both Funds recorded a negative return for the period. The biggest detractor was Atlantia, the share price of which fell 28% in the Core Infrastructure Fund over the six months ending December 31, 2018, and 30% since the inception of the Select Infrastructure Fund, following the August collapse of a bridge on a tolled road in Genoa. The bridge that collapsed was a tolled section of the A10 motorway that was operated under a concession contract by Autostrade per l'Italia, an 88% owned subsidiary of Atlantia of Italy. The newly formed left-right populist Italian government blamed Atlantia for being derelict in its duties to maintain the bridge. The government appears to have commenced a process that could lead to it revoking the single concession that governs Autostrade per l'Italia's toll-road network in Italy. We removed Atlantia from the portfolios following internal analysis, including meetings with Italian legal and political experts, that led us to conclude that the range of financial outcomes that Atlantia faces is wide. Thus, we no longer believe the financial returns to shareholders are as reliable and predictable as we require of stocks held in the strategy given our central tenet of capital preservation. Aeroports de Paris shed 14% in the Core Infrastructure Fund and 16% in the Select Infrastructure Fund after the French government said the law to sell its controlling interest in the Paris airport operator wouldn't be ready until the end of the northern winter and it was considering selling its ownership on a piecemeal basis rather than to a strategic buyer.

American Tower contributed significantly to both Funds, jumping more than 10% after the owner of wireless communications towers raised guidance for fiscal 2018 and reported higher-than-expected earnings and sales figures for the third quarter.

Specific to the Core Infrastructure Fund, PG&E lost 8.4% on concerns that its electrical utility subsidiary might be liable for starting deadly bushfires in California. Duke Energy added 11% after third-quarter earnings beat expectations after heat across the southern U.S. boosted demand for energy to help people cool down.

In the Select Infrastructure Fund, the Aena share price fell 11% as Spain's new Socialist government suspended the release of the company's "master plan", creating uncertainty over the company's dividend-payout ratio post 2020. In addition, the company said it expected only a 2% increase in passenger traffic in Spain next year, the smallest increase since 2013, due to concerns that uncertainty over Brexit would reduce arrivals of UK tourists who represented over 17% of total passengers through Spain's airports. Stocks that contributed significantly included U.S. investments in Eversource Energy and Crown Castle International. Eversource gained 11% after the power utility announced operating revenue for the third quarter that beat estimates and management indicated that it would increase capital expenditure guidance for the full-year result. Crown Castle rose 2.0% after the U.S. cell-tower operator reported higher-than-expected second-quarter earnings, due largely to site growth, and boosted full-year guidance.

Movements in stocks are in local currency.

Portfolio Outlook and Strategy

The strategies seek to provide investors with attractive risk-adjusted returns from the infrastructure asset class by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three- to five-year time frame.

Sincerely,

Gerald Stack
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/18	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	(3.12)%	(9.10)%	(6.64)%
ONE YEAR	(6.61)%	(8.71)%	(9.50)%
FIVE YEAR AVERAGE	6.60%	4.56%	4.10%
AVERAGE ANNUAL SINCE INCEPTION	8.72%	8.59%	6.62%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.83%
NET EXPENSE RATIO	0.72%

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

Portfolio Total Return**

FOR PERIOD ENDED 12/31/18	FUND	MSCI INDEX	S&P GLOBAL INDEX
SINCE INCEPTION	(4.25)%	(8.79)%	(6.30)%
Fund Expenses
GROSS EXPENSE RATIO	1.09%
NET EXPENSE RATIO	0.80%

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the growth gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the growth gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

For the six months ended December 31, 2018, the Frontier Timpani Small Cap Growth Fund, Institutional Class, outperformed its benchmark, the Russell 2000® Growth Index, returning -15.62%, net of fees, compared to -17.33% for the benchmark. For the year, the Fund returned -0.08%, net of fees, compared to -9.31% for the benchmark.

Performance Review

During the period, the Fund posted negative returns but outperformed its benchmark. It was definitely a tale of two quarters. The third quarter recorded strong returns and fundamental momentum was rewarded, however, the fourth quarter was the opposite — valuations compressed across the board regardless of fundamental performance. Investors are most concerned with the U.S. economic outlook. To the extent economic growth fears materialize, the market will increasingly appreciate companies that are less dependent on macroeconomic growth including many of the secular growers in the Timpani portfolio. Thus, we continue to be optimistic about our positioning.

Detailed attribution analysis of the portfolio suggests stock selection drove most of the upside while sector allocation was a modest positive during the period. Health Care and Materials & Processing stock selection were the biggest contributors to the upside while Consumer Discretionary stock selection was the largest detractor.

The top two individual contributors came from two different sectors. Leading the way was Health Care holding, Vericel Corporation. Its regenerative tissue repair technology is gaining momentum with severe burn victims and patients with knee injuries. This momentum is showing up in the numbers. For instance, the September quarter results showed 58% organic year-over-year revenue growth, a figure that exceeded consensus expectations by 24%. Another winner was Technology stock, Five9. Its cloud-based call center communication software is being embraced in the marketplace, especially at the enterprise level. Company execution has been consistently strong for several quarters including the September quarter where organic year-over-year revenue growth was 30%, exceeding consensus expectations by 6%. Technology stock, USA Technologies, was the weakest performer. In September, it negatively surprised investors by announcing it was delaying the filing of its Form 10-K due to an internal investigation of its accounting practices. While the fundamental momentum here appears strong, this incremental news was alarming, and the position size was reduced as a result. Technology stock, Varonis Systems, was another laggard. Early in the period, it reported an uncharacteristically weak earnings report. The position size was reduced as a result.

Regarding sector positioning, we ended the period with notable overweights in Technology and Health Care and underweights in Financial Services and Producer Durables. The portfolio remains tilted toward secular growth stocks that are less dependent on the growth of the overall economy. We believe this is especially prudent now given the macroeconomic murkiness that exists.

Investing Environment and Outlook

During the period, the whole stock market was weak, however, small cap stocks were hit especially hard. Whether it be driven by monetary policy at the Federal Reserve, tariffs, U.S. government in-fighting, or international economic sluggishness, investors are worried about U.S. economic growth. These fears have caused valuation multiples to contract across the board.

Despite these fears, we like the set-up for the overall stock market from current levels. We think macro fundamentals are fragile but will prove better than feared and that most of the damage to stocks has already been done. We believe we are likely several quarters away from a recession, thus, this recent compression in valuation multiples is premature. For the next few quarters, we believe the most likely scenario is a low-growth, non-recessionary economic environment. Because of the scarcity of growth, this backdrop should enhance valuations for secular growth stocks overall, including those in Timpani's portfolio.

In summary, we are optimistic about Timpani's prospects and remain committed to our long-term approach of investing in companies with fundamental momentum. We seek companies with a sustained, underestimated growth profile and overlay that approach with an unemotional, value-added sell discipline. We believe this process creates the most value for our clients and mutual fund shareholders over time.

Thank you for your continued interest, support, and trust.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/18	FUND	INDEX
SIX MONTHS	(15.62)%	(17.33)%
ONE YEAR	(0.08)%	(9.31)%
FIVE YEAR AVERAGE ANNUAL	5.43%	5.13%
AVERAGE ANNUAL SINCE INCEPTION	10.64%	9.06%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.36%
NET EXPENSE RATIO	1.10%

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class and Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six-month period ended December 31, 2018, the Frontier Phocas Small Cap Value Fund, Institutional Class, returned -20.39%, net of fees, compared to the -17.36% return of the benchmark, the Russell 2000® Value Index (the "Benchmark" or the "Index"). For the calendar year, the Fund's Institutional Class shares returned -17.52%, net of fees, compared to -12.86% for the Index.

Portfolio Review and Strategy

The most significant underperforming sectors for the six-month period were Financials, Industrials, and Consumer Discretionary. The Financials sector was impacted largely by the community banks group. The Fund's holdings in bank stocks are over-weighted in the stronger regions of the country including Virginia, Texas, California, and the Southeast. While demand for loans is quite strong in these areas, banks here often must pay more for deposits, and a flattening yield curve could pressure their net interest margins. Interestingly, despite their much stronger profitability and growth prospects, many banks in these areas now trade at significant discounts to banks in far less attractive regions of the country. Also, worth noting is that the smallest, most illiquid banks in the Benchmark significantly outperformed the others. Banks of this size are too small for the Fund to establish a significant investment position.

Within Industrials, Wesco Aircraft Holdings, an industrial parts supplier to aircraft manufacturers, experienced weak stock performance in the period due to recent profit margin decline and their announcement that in 2019 they will be putting money into initiatives to increase efficiencies and to grow their business. ASGN Inc., provider of professional and information technology employee staffing, was also an underperformer during this period despite strong business trends that surpassed analysts' expectations. We believe this company's stock got caught up, unjustifiably so, in the wave of selling that decimated many small cap stocks.

The Consumer Discretionary sector was impacted by poor performance from TopBuild, provider of insulation and insulation services to the residential and commercial construction industry. TopBuild's stock seems to be a victim of investors shooting first and asking questions later. While revenues are growing nicely and profit margins are expanding, investors became worried that the higher interest rates impacting residential housing would result in a slowdown in demand for insulation. Management has strategies to grow profits if demand slows but investors didn't seem to believe them or much care in 2018.

Real Estate was a notable outperformer for the six-month period. Jernigan Capital's stock rose in a down market thanks to investors seeking out defensive self-storage facility operators, but also because Jernigan is doing well financing others who are building self-storage facilities. Facilitating the stock's boost has been the company's seasoned management spending time educating investors about this small, relatively new publicly traded REIT. The Health Care sector performed well versus the Benchmark mostly due to strong stock performance from biohazard vaccine provider, Emergent BioSolutions. The company is growing quickly partly due to acquisition, but it is also seeing strong demand from the U.S. government for its Biothrax vaccine. Further, its other products are becoming in greater demand from European nations aiming to defend their citizens from potentially new bioweapons. Cash was also additive to performance for the six-month period.

During the fourth quarter selloff, we took the opportunity to strengthen the Fund's bank holdings by initiating new positions in top notch Pacific Premier Bancorp (Los Angeles) and Pinnacle Financial Partners (Tennessee and Carolinas). We also added to Eagle Bancorp (Washington DC) and F.N.B. (Pennsylvania and Carolinas). We sold six banks to fund these purchases. In Real Estate, we sold our lodging holdings Hudson Pacific Properties and Chatham Lodging and purchased Dallas-based office property owner Tier REIT. We also replaced data center provider CoreSite Realty with its peer, QTS Realty Trust. In Technology, we started new positions in MAXIMUS (technology consulting company to the U.S. government) and electronics distributor SYNNEX, while selling Conduent. Consumer Discretionary received two new companies, Ruth's Hospitality Group and Hilton Grand Vacations, which replaced SeaWorld Entertainment where we took significant profits. We reduced our exposure to services in the Energy sector, selling both US Silica Holdings and Superior Energy Services, replacing them with Colorado-based exploration and production company Jagged Peak Energy.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*

FOR PERIODS ENDED 12/31/18	FUND	INDEX
SIX MONTHS	(20.39)%	(17.36)%
ONE YEAR	(17.52)%	(12.86)%
FIVE YEAR AVERAGE ANNUAL	2.44%	3.61%
TEN YEAR AVERAGE ANNUAL	10.59%	10.40%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.38%
NET EXPENSE RATIO	0.95%

This chart assumes an initial gross investment of $100,000 made on 12/31/08. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontier Funds

EXPENSE EXAMPLE

December 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus, Frontier MFG Core Infrastructure and Frontier MFG Select Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/18 – 12/31/18).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2018 (Unaudited)

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$971.50	0.80%	$3.98
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$972.90	0.80%	$3.98
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$971.60	0.88%	$4.35
Hypothetical 5% Return	$1,000.00	$1,020.79	0.88%	$4.46
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$968.80	0.70%	$3.47
Hypothetical 5% Return	$1,000.00	$1,021.68	0.70%	$3.57
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$968.40	0.80%	$3.97
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$843.80	1.10%	$5.11
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Timpani Small Cap Growth Fund – Service Class
Actual Fund Return	$1,000.00	$843.70	1.20%	$5.58
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return	$1,000.00	$842.60	1.50%	$6.97
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2018 (Unaudited)

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Annualized Expense Ratio*	Expenses Paid During the Period*
Phocas Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$796.10	0.95%	$4.30
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Phocas Small Cap Value Fund – Service Class
Actual Fund Return	$1,000.00	$796.50	0.95%	$4.30
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
	Beginning Account Value	Ending Account Value 12/31/2018	Annualized Expense Ratio	Expenses Paid During the Period
MFG Select Infrastructure Fund
Actual Fund Return**	$1,000.00	$957.50	0.80%	$3.93
Hypothetical 5% Return***	$1,000.00	$1,021.17	0.80%	$4.08

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**  Actual expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal period end since the MFG Select Infrastructure Fund commenced operations on July 2, 2018.

***  Hypothetical expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period commencing July 1, 2018, multiplied by 184/365 to reflect information had the MFG Select Infrastructure Fund been in operation for the entire fiscal half year.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 79.7%
	Germany 2.8%
274,718	SAP SE	$27,265,701
	Switzerland 6.5%
383,409	Nestle SA	31,118,543
371,183	Novartis AG	31,789,696
		62,908,239
	United Kingdom 2.3%
284,621	Reckitt Benckiser Group PLC	21,795,230
	United States 68.1%
7,055	Alphabet, Inc. - Class A (a)	7,372,193
52,341	Alphabet, Inc. - Class C (a)	54,204,874
303,711	Apple, Inc.	47,907,373
119,988	Berkshire Hathaway, Inc. - Class B (a)	24,499,150
271,138	Crown Castle International Corp.	29,453,721
590,537	eBay, Inc. (a)	16,576,373
391,026	Facebook, Inc. - Class A (a)	51,259,598
319,543	HCA Healthcare, Inc.	39,767,126
358,888	Lowe's Companies, Inc.	33,146,896
186,289	Mastercard, Inc. - Class A	35,143,420
151,204	McDonald's Corp.	26,849,294
497,280	Microsoft Corp.	50,508,730
788,711	Oracle Corp.	35,610,302
778,229	Starbucks Corp.	50,117,948
840,790	The Kraft Heinz Co.	36,187,602
380,644	Visa, Inc. - Class A	50,222,169
591,589	Wells Fargo & Co.	27,260,421
402,003	Yum! Brands, Inc.	36,952,116
		653,039,306
	Total Common Stocks
	(Cost $556,829,800)	765,008,476
Number of Shares		Value
SHORT-TERM INVESTMENTS 19.5%
	Investment Company 19.5%
186,871,575	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.39%	$186,871,575
	Total Short-Term Investments
	(Cost $186,871,575)	186,871,575
	Total Investments 99.2%
	(Cost $743,701,375)	951,880,051
	Other Assets in Excess of Liabilities 0.8%	7,628,845
	TOTAL NET ASSETS 100.0%	$959,508,896

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	25.7%
Consumer Discretionary	17.0
Communication Services	11.8
Consumer Staples	9.3
Health Care	7.4
Financials	5.4
Real Estate	3.1
Total Common Stocks	79.7
Total Short-Term Investments	19.5
Total Investments	99.2
Other Assets in Excess of Liabilities	0.8
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 80.7%
	Germany 2.9%
84,723	SAP SE	$8,408,739
	Switzerland 6.6%
118,455	Nestle SA	9,614,138
114,454	Novartis AG	9,802,329
		19,416,467
	United Kingdom 2.3%
87,765	Reckitt Benckiser Group PLC	6,720,721
	United States 68.9%
2,197	Alphabet, Inc. - Class A (a)	2,295,777
16,163	Alphabet, Inc. - Class C (a)	16,738,565
93,309	Apple, Inc.	14,718,562
37,034	Berkshire Hathaway, Inc. - Class B (a)	7,561,602
83,710	Crown Castle International Corp.	9,093,417
182,699	eBay, Inc. (a)	5,128,361
120,678	Facebook, Inc. - Class A (a)	15,819,679
98,687	HCA Healthcare, Inc.	12,281,597
110,627	Lowe's Companies, Inc.	10,217,510
57,437	MasterCard, Inc. - Class A	10,835,490
46,589	McDonald's Corp.	8,272,809
152,639	Microsoft Corp.	15,503,543
243,260	Oracle Corp.	10,983,189
238,892	Starbucks Corp.	15,384,645
259,628	The Kraft Heinz Co.	11,174,389
117,527	Visa, Inc. - Class A	15,506,512
182,520	Wells Fargo & Co.	8,410,522
124,118	Yum! Brands, Inc.	11,408,926
		201,335,095
	Total Common Stocks
	(Cost $198,892,518)	235,881,022
Number of Shares		Value
SHORT-TERM INVESTMENTS 18.5%
	Investment Company 18.5%
54,185,332	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.39%	$54,185,332
	Total Short-Term Investments
	(Cost $54,185,332)	54,185,332
	Total Investments 99.2%
	(Cost $253,077,850)	290,066,354
	Other Assets in Excess of Liabilities 0.8%	2,182,276
	TOTAL NET ASSETS 100.0%	$292,248,630

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	26.0%
Consumer Discretionary	17.2
Communication Services	11.9
Consumer Staples	9.4
Health Care	7.6
Financials	5.5
Real Estate	3.1
Total Common Stocks	80.7
Total Short-Term Investments	18.5
Total Investments	99.2
Other Assets in Excess of Liabilities	0.8
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.3%
	Australia 8.1%
839,780	APA Group	$5,030,401
490,617	Atlas Arteria Ltd.	2,164,154
2,567,283	AusNet Services	2,813,534
1,194,678	Spark Infrastructure Group	1,861,228
1,660,351	Sydney Airport	7,873,096
1,371,702	Transurban Group	11,258,279
		31,000,692
	Canada 11.7%
132,831	Canadian Utilities Ltd. - Class A	3,047,368
162,261	Emera, Inc.	5,195,157
332,096	Enbridge, Inc.	10,316,577
299,196	Fortis, Inc.	9,973,931
424,569	Hydro One Ltd.	6,297,628
268,301	TransCanada Corp.	9,580,775
27,732	Valener, Inc.	392,863
		44,804,299
	Chile 0.6%
4,012,951	Aguas Andinas SA - Class A	2,207,239
	France 3.9%
52,422	Aeroports de Paris	9,940,649
366,770	Getlink SE	4,928,422
		14,869,071
	Germany 1.2%
64,490	Fraport AG Frankfurt Airport Services Worldwide	4,615,428
	Hong Kong 2.9%
1,567,573	Power Assets Holdings Ltd.	10,890,558
	Italy 6.8%
391,445	Enav SpA	1,905,223
574,228	Italgas SpA	3,292,931
2,432,656	Snam SpA	10,651,064
161,474	Societa Iniziative Autostradali e Servizi SpA	2,235,906
Number of Shares		Value
	Italy 6.8% (continued)
1,410,638	Terna Rete Elettrica Nazionale SpA	$8,011,222
		26,096,346
	Mexico 1.7%
244,076	Grupo Aeroportuario del Centro Norte SAB de CV	1,164,878
318,005	Grupo Aeroportuario del Pacifico SAB de CV - Class B	2,591,389
184,761	Grupo Aeroportuario del Sureste SAB de CV - Class B	2,786,869
		6,543,136
	Netherlands 1.0%
85,248	Koninklijke Vopak NV	3,865,860
	New Zealand 1.5%
848,640	Auckland International Airport Ltd.	4,095,911
705,124	Vector Ltd.	1,577,703
		5,673,614
	Portugal 0.3%
472,604	REN - Redes Energeticas Nacionais SGPS SA	1,320,176
	Spain 7.2%
67,903	Aena SME SA	10,550,214
162,765	Cellnex Telecom SA	4,162,474
159,201	Enagas SA	4,303,531
373,880	Red Electrica Corp SA	8,337,617
		27,353,836
	Switzerland 0.9%
20,475	Flughafen Zuerich AG	3,388,278
	United Kingdom 5.4%
1,018,614	National Grid PLC	9,965,430
297,736	Pennon Group PLC	2,631,973

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.3% (continued)
	United Kingdom 5.4% (continued)
158,103	Severn Trent PLC	$3,664,934
454,729	United Utilities Group PLC	4,275,590
		20,537,927
	United States 37.1%
12,942	ALLETE, Inc.	986,439
67,011	Alliant Energy Corp.	2,831,215
66,956	Ameren Corp.	4,367,540
96,837	American Electric Power Co., Inc.	7,237,597
8,439	American States Water Co.	565,751
46,690	American Tower Corp.	7,385,891
49,212	American Water Works Co., Inc.	4,466,973
48,444	Aqua America, Inc.	1,656,300
32,157	Atmos Energy Corp.	2,981,597
16,581	Avista Corp.	704,361
13,546	Black Hills Corp.	850,418
15,095	California Water Service Group	719,428
77,718	CMS Energy Corp.	3,858,699
88,591	Consolidated Edison, Inc.	6,773,668
67,569	Crown Castle International Corp.	7,340,020
99,466	Dominion Energy Corp.	7,107,840
49,574	DTE Energy Co.	5,468,012
85,972	Duke Energy Corp.	7,419,384
10,195	El Paso Electric Co.	511,075
73,975	Evergy, Inc.	4,199,561
86,349	Eversource Energy	5,616,139
139,325	FirstEnergy Corp.	5,231,654
14,643	IDACORP, Inc.	1,362,678
7,850	InfraREIT, Inc.	165,007
97,707	NiSource, Inc.	2,476,872
8,284	Northwest Natural Holding Company	500,851
14,241	NorthWestern Corp.	846,485
13,226	ONE Gas, Inc.	1,052,790
Number of Shares		Value
	United States 37.1% (continued)
32,121	Pinnacle West Capital Corp.	$2,736,709
23,128	PNM Resources, Inc.	950,330
27,603	Portland General Electric Co.	1,265,598
196,114	PPL Corp.	5,555,910
31,269	SBA Communications Corp. (a)	5,062,138
41,381	SCANA Corp.	1,977,184
65,049	Sempra Energy	7,037,651
4,152	SJW Group	230,934
14,911	Southwest Gas Holdings, Inc.	1,140,691
14,958	Spire, Inc.	1,108,089
157,759	The Southern Co.	6,928,775
85,978	WEC Energy Group, Inc.	5,954,836
140,067	Xcel Energy, Inc.	6,901,101
		141,534,191
	Total Common Stocks
	(Cost $327,328,712)	344,700,651
CLOSED-END FUNDS 1.2%
	United Kingdom 1.2%
1,269,047	HICL Infrastructure Co. Ltd.	2,550,825
977,516	International Public Partnerships Ltd.	1,908,898
		4,459,723
	Total Closed-End Funds
	(Cost $4,619,958)	4,459,723

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 7.9%
	Investment Company 7.9%
30,337,799	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.39%	$30,337,799
	Total Short-Term Investments
	(Cost $30,337,799)	30,337,799
	Total Investments 99.4%
	(Cost $362,286,469)	379,498,173
	Other Assets in Excess of Liabilities 0.6%	2,219,919
	TOTAL NET ASSETS 100.0%	$381,718,092

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	27.1%
Transmission & Distribution	17.3
Airports	12.8
Gas Utilities	8.5
Energy Infrastructure	7.5
Communications	6.3
Toll Roads	5.4
Water Utilities	5.4
Total Common Stocks	90.3
Social	1.2
Total Closed-End Funds	1.2
Total Short-Term Investments	7.9
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.6%
	Australia 21.5%
135,377	APA Group	$810,927
307,120	Atlas Arteria Ltd.	1,354,733
615,921	Spark Infrastructure Group	959,564
221,760	Sydney Airport	1,051,547
322,189	Transurban Group	2,644,374
		6,821,145
	Canada 7.3%
4,806	Canadian Pacific Railway Ltd.	852,773
47,333	Enbridge, Inc.	1,470,402
		2,323,175
	Chile 1.6%
945,623	Aguas Andinas SA - Class A	520,120
	France 5.9%
6,542	Aeroports de Paris	1,240,543
47,868	Getlink SE	643,220
		1,883,763
	Germany 1.9%
8,589	Fraport AG Frankfurt Airport Services Worldwide	614,699
	Italy 4.3%
107,752	Snam SpA	471,778
39,817	Societa Iniziative Autostradali e Servizi SpA	551,340
57,876	Terna Rete Elettrica Nazionale SpA	328,686
		1,351,804
	Netherlands 3.0%
20,598	Koninklijke Vopak NV	934,086
	New Zealand 2.6%
167,176	Auckland International Airport Ltd.	806,865
Number of Shares		Value
	Spain 4.0%
8,156	Aena SME SA	$1,267,212
	Switzerland 1.5%
2,948	Flughafen Zuerich AG	487,846
	United Kingdom 1.4%
44,856	National Grid PLC	438,841
	United States 35.6%
8,689	American Tower Corp.	1,374,513
11,188	American Water Works Co., Inc.	1,015,535
20,741	Atmos Energy Corp.	1,923,105
17,355	Crown Castle International Corp.	1,885,274
20,184	Eversource Energy	1,312,768
13,318	Sempra Energy	1,440,874
1,965	Southwest Gas Holdings, Inc.	150,323
6,326	Union Pacific Corp.	874,443
4,365	WEC Energy Group, Inc.	302,320
20,583	Xcel Energy, Inc.	1,014,124
		11,293,279
	Total Common Stocks
	(Cost $29,952,831)	28,742,835

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 9.1%
	Investment Company 9.1%
2,883,965	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.39%	$2,883,965
	Total Short-Term Investments
	(Cost $2,883,965)	2,883,965
	Total Investments 99.7%
	(Cost $32,836,796)	31,626,800
	Other Assets in Excess of Liabilities 0.3%	88,705
	TOTAL NET ASSETS 100.0%	$31,715,505

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Airports	17.2%
Toll Roads	16.4
Gas Utilities	12.6
Communications	10.3
Energy Infrastructure	10.1
Integrated Power	8.3
Rail	5.5
Transmission & Distribution	5.4
Water Utilities	4.8
Total Common Stocks	90.6
Total Short-Term Investments	9.1
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.7%
	Consumer Discretionary 19.8%
17,206	2U, Inc. (a)	$855,482
16,925	Aspen Group, Inc. (a)	92,749
5,934	At Home Group, Inc. (a)	110,728
6,912	BJ's Restaurants, Inc.	349,540
39,906	BJ's Wholesale Club Holdings, Inc. (a)	884,317
15,775	Boot Barn Holdings, Inc. (a)	268,648
19,461	Canada Goose Holdings, Inc. (a)	850,835
61,131	Chegg, Inc. (a)	1,737,343
10,411	Grand Canyon Education, Inc. (a)	1,000,914
19,707	National Vision Holdings, Inc. (a)	555,146
117,017	Noodles & Co. (a)	817,949
11,388	Ollie's Bargain Outlet Holdings, Inc. (a)	757,416
25,109	Planet Fitness, Inc. - Class A (a)	1,346,345
17,563	Ruth's Hospitality Group, Inc.	399,207
3,684	SiteOne Landscape Supply, Inc. (a)	203,615
13,584	Strategic Education, Inc.	1,540,697
4,219	The Children's Place, Inc.	380,090
17,001	The Lovesac Co. (a)	390,003
		12,541,024
	Consumer Staples 2.8%
15,217	Central Garden & Pet Co. (a)	524,226
20,100	Primo Water Corp. (a)	281,601
38,429	The Simply Good Foods Co. (a)	726,308
4,978	TreeHouse Foods, Inc. (a)	252,434
		1,784,569
	Energy 1.2%
30,611	TPI Composites, Inc. (a)	752,418
	Financial Services 5.2%
6,645	Euronet Worldwide, Inc. (a)	680,315
29,289	Green Dot Corp. - Class A (a)	2,329,061
5,282	LPL Financial Holdings, Inc.	322,625
		3,332,001
Number of Shares		Value
	Health Care 29.9%
17,040	Addus HomeCare Corp. (a)	$1,156,675
3,296	Amedisys, Inc. (a)	385,995
42,762	CareDx, Inc. (a)	1,075,037
2,615	ICON PLC (a)	337,884
7,435	Inogen, Inc. (a)	923,204
8,754	Insulet Corp. (a)	694,367
14,395	iRadimed Corp. (a)	352,102
3,565	Jazz Pharmaceuticals PLC (a)	441,917
18,390	LHC Group, Inc. (a)	1,726,453
9,331	Ligand Pharmaceuticals, Inc. (a)	1,266,217
38,191	Merit Medical Systems, Inc. (a)	2,131,440
13,613	Omnicell, Inc. (a)	833,660
19,242	Pacira Pharmaceuticals, Inc. (a)	827,791
7,770	Penumbra, Inc. (a)	949,494
19,472	PetIQ, Inc. (a)	457,008
55,237	R1 RCM, Inc. (a)	439,134
7,288	Tabula Rasa HealthCare, Inc. (a)	464,683
19,194	Tactile Systems Technology, Inc. (a)	874,287
19,975	Tandem Diabetes Care, Inc. (a)	758,451
6,531	Teladoc Health, Inc. (a)	323,742
26,535	Veracyte, Inc. (a)	333,810
85,600	Vericel Corp. (a)	1,489,440
27,102	Wright Medical Group (a)	737,716
		18,980,507
	Materials & Processing 4.4%
2,361	Cabot Microelectronics Corp.	225,160
22,799	Ingevity Corp. (a)	1,908,048
43,257	PGT Innovations, Inc. (a)	685,623
		2,818,831
	Producer Durables 10.6%
12,387	Allied Motion Technologies, Inc.	553,575
22,299	BG Staffing, Inc.	460,474
7,851	EnerSys	609,316
7,572	Exponent, Inc.	383,976
14,965	FLIR Systems, Inc.	651,576
24,140	Generac Holdings, Inc. (a)	1,199,758

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.7% (continued)
	Producer Durables 10.6% (continued)
13,573	HEICO Corp.	$1,051,636
8,666	NV5 Global, Inc. (a)	524,726
6,685	Old Dominion Freight Line, Inc.	825,531
12,998	Willdan Group, Inc. (a)	454,670
		6,715,238
	Technology 23.3%
12,035	Blucora, Inc. (a)	320,612
12,141	Bottomline Technologies (de), Inc. (a)	582,768
5,015	Coupa Software, Inc. (a)	315,243
10,016	Everbridge, Inc. (a)	568,508
41,413	Five9, Inc. (a)	1,810,576
7,130	GDS Holdings Ltd. - ADR (a)	164,632
53,503	Glu Mobile, Inc. (a)	431,769
16,886	Lantronix, Inc. (a)	49,645
20,186	Mercury Systems, Inc. (a)	954,596
5,561	Mimecast Ltd. (a)	187,017
3,297	Monolithic Power Systems, Inc.	383,276
6,828	NICE Ltd. - ADR (a)	738,858
37,818	OptimizeRx Corp. (a)	414,863
23,983	PlayAGS, Inc. (a)	551,609
19,211	Radware Ltd. (a)	436,282
22,074	RealPage, Inc. (a)	1,063,746
20,119	RingCentral, Inc. - Class A (a)	1,658,610
34,256	ShotSpotter, Inc. (a)	1,068,102
46,411	The Meet Group, Inc. (a)	214,883
6,999	Twilio, Inc. - Class A (a)	625,011
35,504	USA Technologies, Inc. (a)	138,111
19,406	Varonis Systems, Inc. (a)	1,026,577
27,085	WNS (Holdings) Ltd. - ADR (a)	1,117,527
		14,822,821
	Utilities 0.5%
14,654	Boingo Wireless, Inc. (a)	301,433
	Total Common Stocks
	(Cost $50,143,775)	62,048,842
Number of Shares		Value
SHORT-TERM INVESTMENTS 2.1%
	Investment Company 2.1%
1,338,280	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.39%	$1,338,280
	Total Short-Term Investments
	(Cost $1,338,280)	1,338,280
	Total Investments 99.8%
	(Cost $51,482,055)	63,387,122
	Other Assets in Excess of Liabilities 0.2%	120,503
	TOTAL NET ASSETS 100.0%	$63,507,625

(a)  Non-Income Producing.

ADR - American Depositary Receipt

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Health Care	29.9%
Technology	23.3
Consumer Discretionary	19.8
Producer Durables	10.6
Financial Services	5.2
Materials & Processing	4.4
Consumer Staples	2.8
Energy	1.2
Utilities	0.5
Total Common Stocks	97.7
Total Short-Term Investments	2.1
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.3%
	Communication Services 2.2%
15,404	Entercom Communications Corp. - Class A	$87,957
6,482	Nexstar Media Group, Inc. - Class A	509,744
		597,701
	Consumer Discretionary 9.0%
13,655	American Eagle Outfitters, Inc.	263,951
9,885	G-III Apparel Group Ltd. (a)	275,693
9,481	Hilton Grand Vacations, Inc. (a)	250,204
14,936	Modine Manufacturing Co. (a)	161,458
6,304	Penske Automotive Group, Inc.	254,177
5,952	Ruth's Hospitality Group, Inc.	135,289
3,148	The Cheesecake Factory, Inc.	136,970
7,289	TopBuild Corp. (a)	328,005
6,481	Tower International, Inc.	154,248
2,922	Williams-Sonoma, Inc.	147,415
9,383	Wolverine World Wide, Inc.	299,224
		2,406,634
	Consumer Staples 1.5%
9,174	B&G Foods, Inc.	265,220
11,795	Hostess Brands, Inc. (a)	129,037
		394,257
	Energy 4.4%
6,971	C&J Energy Services, Inc. (a)	94,108
49,126	Callon Petroleum Co. (a)	318,828
5,510	Delek US Holdings, Inc.	179,130
18,184	Jagged Peak Energy, Inc. (a)	165,838
16,481	McDermott International, Inc. (a)	107,786
2,725	PDC Energy, Inc. (a)	81,096
43,858	Ring Energy, Inc. (a)	222,799
		1,169,585
	Financials 27.0%
5,645	Banner Corp.	301,894
7,096	Cadence BanCorp	119,071
Number of Shares		Value
	Financials 27.0% (continued)
18,851	CenterState Bank Corp.	$396,625
4,258	Chemical Financial Corp.	155,885
8,018	CNO Financial Group, Inc.	119,308
8,389	Eagle Bancorp, Inc. (a)	408,628
6,771	Enterprise Financial Services Corp.	254,793
39,305	F.N.B. Corp.	386,761
7,727	First Interstate BancSystem, Inc. - Class A	282,499
4,960	Guaranty Bancorp	102,920
2,979	Heartland Financial USA, Inc.	130,927
673	Heritage Commerce Corp.	7,632
27,751	Heritage Insurance Holdings, Inc.	408,495
6,199	IBERIABANK Corp.	398,472
9,348	LegacyTexas Financial Group, Inc.	299,977
4,443	Meta Financial Group, Inc.	86,150
10,361	OneMain Holdings, Inc. (a)	251,669
9,680	Pacific Premier Bancorp, Inc. (a)	247,034
5,467	Pinnacle Financial Partners, Inc.	252,029
5,124	Preferred Bank	222,125
2,614	Primerica, Inc.	255,414
6,187	Selective Insurance Group, Inc.	377,036
5,394	Simmons First National Corp. - Class A	130,157
12,695	State Bank Financial Corp.	274,085
4,976	Stifel Financial Corp.	206,106
9,544	Triumph Bancorp, Inc. (a)	283,457
15,046	Umpqua Holdings Corp.	239,231
14,099	Union Bankshares Corp.	398,015
3,467	Wintrust Financial Corp.	230,521
		7,226,916
	Health Care 5.0%
4,155	ANI Pharmaceuticals, Inc. (a)	187,058
6,387	Emergent BioSolutions, Inc. (a)	378,621
3,107	NuVasive, Inc. (a)	153,983
7,540	Patterson Companies, Inc.	148,236

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.3% (continued)
	Health Care 5.0% (continued)
52,959	Progenics Pharmaceuticals, Inc. (a)	$222,428
6,654	Syneos Health, Inc. (a)	261,835
		1,352,161
	Industrials 13.6%
3,174	ASGN, Inc. (a)	172,983
12,721	Atkore International Group, Inc. (a)	252,385
5,212	Atlas Air Worldwide Holdings, Inc. (a)	219,894
25,416	CBIZ, Inc. (a)	500,695
7,914	Columbus McKinnon Corp.	238,528
3,542	EMCOR Group, Inc.	211,422
4,689	Gibraltar Industries, Inc. (a)	166,882
16,802	Heartland Express, Inc.	307,477
4,600	Kadant, Inc.	374,716
5,865	MYR Group, Inc. (a)	165,217
9,000	Quanta Services, Inc.	270,900
7,859	SkyWest, Inc.	349,490
2,769	Tetra Tech, Inc.	143,351
3,176	The Timken Company	118,528
17,884	Wesco Aircraft Holdings, Inc. (a)	141,283
		3,633,751
	Information Technology 10.7%
18,855	AVX Corp.	287,539
2,384	Belden, Inc.	99,580
475	Cabot Microelectronics Corp.	45,329
2,067	CACI International, Inc. - Class A (a)	297,710
28,118	Cypress Semiconductor Corp.	357,661
7,989	Finisar Corp. (a)	172,562
2,329	MAXIMUS, Inc.	151,595
2,662	MKS Instruments, Inc.	171,992
12,460	Photronics, Inc. (a)	120,613
2,700	Plexus Corp. (a)	137,916
Number of Shares		Value
	Information Technology 10.7% (continued)
5,144	Progress Software Corp.	$182,560
3,307	SYNNEX Corp.	267,338
1,881	Tech Data Corp. (a)	153,885
17,099	Unisys Corp. (a)	198,861
5,550	Verint Systems, Inc. (a)	234,820
		2,879,961
	Materials 4.5%
17,133	Ferro Corp. (a)	268,645
4,244	HB Fuller Co.	181,092
2,356	Kaiser Aluminum Corp.	210,367
6,741	Koppers Holdings, Inc. (a)	114,867
7,500	Materion Corp.	337,425
10,215	TimkenSteel Corp. (a)	89,279
		1,201,675
	Real Estate 10.8%
14,853	Acadia Realty Trust	352,907
39,585	Independence Realty Trust, Inc.	363,390
20,020	Jernigan Capital, Inc.	396,796
11,850	National Storage Affiliates Trust	313,551
11,193	NorthStar Realty Europe Corp.	162,746
10,972	Pebblebrook Hotel Trust	310,617
8,459	QTS Realty Trust, Inc. - Class A	313,406
13,803	Rexford Industrial Realty, Inc.	406,775
9,099	Sabra Health Care REIT, Inc.	149,952
6,550	Tier REIT, Inc.	135,126
		2,905,266
	Utilities 5.6%
3,035	Black Hills Corp.	190,537
3,408	IDACORP, Inc.	317,149
3,986	New Jersey Resources Corp.	182,041
4,385	Portland General Electric Co.	201,052
7,516	South Jersey Industries, Inc.	208,945

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.3% (continued)
	Utilities 5.6% (continued)
3,195	Spire, Inc.	$236,686
14,261	TerraForm Power, Inc. - Class A	160,008
		1,496,418
	Total Common Stocks
	(Cost $24,680,976)	25,264,325
SHORT-TERM INVESTMENTS 4.5%
	Investment Company 4.5%
1,200,766	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.39%	1,200,766
	Total Short-Term Investments
	(Cost $1,200,766)	1,200,766
	Total Investments 98.8%
	(Cost $25,881,742)	26,465,091
	Other Assets in Excess of Liabilities 1.2%	322,203
	TOTAL NET ASSETS 100.0%	$26,787,294

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	27.0%
Industrials	13.6
Real Estate	10.8
Information Technology	10.7
Consumer Discretionary	9.0
Utilities	5.6
Health Care	5.0
Materials	4.5
Energy	4.4
Communication Services	2.2
Consumer Staples	1.5
Total Common Stocks	94.3
Total Short-Term Investments	4.5
Total Investments	98.8
Other Assets in Excess of Liabilities	1.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$743,701,375	$253,077,850	$362,286,469
Foreign currency at cost	$46,581	$40,057	$446,586
Investments at value	$951,880,051	$290,066,354	$379,498,173
Foreign currency at value	45,966	39,852	437,291
Receivable for Fund shares sold	6,153,377	2,890,000	3,974,505
Interest and dividends receivable	2,083,356	484,816	1,581,344
Prepaid expenses and other assets	33,402	24,260	23,839
Total assets	960,196,152	293,505,282	385,515,152
LIABILITIES:
Payable for investments purchased	—	—	1,443,453
Payable for Fund shares redeemed	117	1,038,408	2,129,667
Payable to Adviser	612,971	175,317	173,222
Accrued shareholder servicing fees	—	5,978	2,284
Accrued expenses	74,168	36,949	48,434
Total liabilities	687,256	1,256,652	3,797,060
Net Assets	$959,508,896	$292,248,630	$381,718,092
NET ASSETS CONSIST OF:
Paid in capital	$736,182,852	$249,216,434	$375,898,954
Total distributable earnings	223,326,044	43,032,196	5,819,138
Net Assets	$959,508,896	$292,248,630	$381,718,092
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Institutional Class
Net Assets	$959,508,896	$169,918,122	$338,562,395
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	57,639,421	15,439,401	22,986,856
Net Asset Value, Redemption Price and Offering Price Per Share	$16.65	$11.01	$14.73
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$122,330,508	$43,155,697
Authorized		50,000,000	50,000,000
Issued and Outstanding		11,118,757	2,923,760
Net Asset Value, Redemption Price and Offering Price Per Share		$11.00	$14.76

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2018 (Unaudited)

	MFG Select Infrastructure Fund	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$32,836,796	$51,482,055	$25,881,742
Foreign currency at cost	$35,598	$—	$—
Investments at value	$31,626,800	$63,387,122	$26,465,091
Foreign currency at value	34,981	—	—
Receivable for investments sold	—	—	7,755
Receivable for Fund shares sold	—	158,445	276,017
Interest and dividends receivable	151,869	6,039	55,442
Receivable from Adviser	—	—	6,794
Prepaid expenses and other assets	15,605	28,033	20,319
Total assets	31,829,255	63,579,639	26,831,418
LIABILITIES:
Payable for investments purchased	72,604	—	6,683
Payable for Fund shares redeemed	—	11,571	14,865
Payable to Directors	3,872	—	—
Payable to Adviser	2,717	32,634	—
Accrued distribution and shareholder servicing fees	—	2,120	—
Accrued expenses	34,557	25,689	22,576
Total liabilities	113,750	72,014	44,124
Net Assets	$31,715,505	$63,507,625	$26,787,294
NET ASSETS CONSIST OF:
Paid in capital	$33,285,768	$52,525,029	$25,152,442
Total distributable earnings (accumulated losses)	(1,570,263)	10,982,596	1,634,852
Net Assets	$31,715,505	$63,507,625	$26,787,294
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Institutional Class
Net Assets	$31,715,505	$58,692,635	$26,787,192
Authorized	100,000,000	50,000,000	100,000,000
Issued and Outstanding	3,334,709	2,923,890	1,011,555
Net Asset Value, Redemption Price and Offering Price Per Share	$9.51	$20.07	$26.48
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$234,775	$102
Authorized		50,000,000	50,000,000
Issued and Outstanding		11,712	4
Net Asset Value, Redemption Price and Offering Price Per Share		$20.05	$26.41 (1)
CAPITAL STOCK, $0.01 PAR VALUE		Class Y
Net Assets		$4,580,215
Authorized		50,000,000
Issued and Outstanding		232,983
Net Asset Value, Redemption Price and Offering Price Per Share		$19.66

(1)  Net Asset Value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2018 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$6,247,434	$2,165,348	$5,450,670 (1)
Interest income	1,902,339	663,063	91,435
Total investment income	8,149,773	2,828,411	5,542,105
EXPENSES:
Investment advisory fees	4,359,222	1,514,697	1,353,637
Fund administration and accounting fees	124,931	49,606	55,383
Custody fees	40,908	16,523	43,087
Legal fees	16,675	16,942	16,655
Directors' fees and related expenses	15,869	15,826	15,826
Transfer agent fees	14,514	11,020	11,500
Reports to shareholders	14,463	10,072	10,792
Federal and state registration fees	13,152	19,503	20,249
Audit fees	8,949	8,958	8,954
Shareholder servicing fees	—	40,430	6,959
Other	22,151	11,494	7,060
Total expenses before waiver	4,630,834	1,715,071	1,550,102
Waiver of expenses by Adviser	(271,612)	(159,943)	(189,505)
Net expenses	4,359,222	1,555,128	1,360,597
Net Investment Income	3,790,551	1,273,283	4,181,508
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	47,127,027	21,836,329	(9,030,713)
Foreign currency transactions	13,476	11,240	(12,143)
Change in net unrealized appreciation/depreciation on:
Investments	(74,597,086)	(23,890,617)	(7,076,448)
Foreign currency transactions	5,671	32	(11,324)
Net Realized and Unrealized Loss on Investments	(27,450,912)	(2,043,016)	(16,130,628)
Net Decrease in Net Assets Resulting from Operations	$(23,660,361)	$(769,733)	$(11,949,120)

(1)  Net of $339,314 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2018 (Unaudited)

	MFG Select Infrastructure Fund(1)	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$332,166 (2)	$53,081	$293,170
Interest income	27,736	16,578	10,267
Total investment income	359,902	69,659	303,437
EXPENSES:
Investment advisory fees	104,440	384,731	153,154
Custody fees	39,377	12,442	7,711
Fund administration and accounting fees	15,139	22,415	18,586
Federal and state registration fees	12,434	19,659	16,698
Directors' fees and related expenses	11,372	15,827	15,875
Legal fees	10,009	17,147	18,049
Audit fees	8,896	7,941	7,941
Reports to shareholders	8,112	11,656	12,391
Transfer agent fees	5,857	17,961	9,330
Distribution and shareholder servicing fees	—	11,595	—
Other	5,204	4,250	3,914
Total expenses before waiver	220,840	525,624	263,649
Waiver of expenses by Adviser	(116,399)	(90,824)	(92,478)
Net expenses	104,441	434,800	171,171
Net Investment Income (Loss)	255,461	(365,141)	132,266
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(412,642)	151,903	1,094,229
Foreign currency transactions	9,514	—	—
Change in net unrealized depreciation on:
Investments	(1,209,996)	(11,940,949)	(8,427,772)
Foreign currency transactions	(583)	—	—
Net Realized and Unrealized Loss on Investments	(1,613,707)	(11,789,046)	(7,333,543)
Net Decrease in Net Assets Resulting from Operations	$(1,358,246)	$(12,154,187)	$(7,201,277)

(1)  Commenced operations on July 2, 2018.

(2)  Net of $29,058 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund			MFG Global Plus Fund
	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018		For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
OPERATIONS:
Net investment income	$3,790,551	$7,917,759		$1,273,283	$3,358,016
Net realized gain (loss) on:
Investments	47,127,027	91,508,887		21,836,329	20,626,161
Foreign currency transactions	13,476	(87,745)		11,240	(26,823)
Change in net unrealized appreciation/depreciation on:
Investments	(74,597,086)	50,612,177		(23,890,617)	28,125,679
Foreign currency transactions	5,671	(48,651)		32	(10,070)
Net increase (decrease) in net assets resulting from operations	(23,660,361)	149,902,427		(769,733)	52,072,963
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(90,489,457)	(46,044,434)		(19,324,487)	(7,459,420)
Service Class				(13,371,301)	(1,624,323)
Net decrease in net assets resulting from distributions paid	(90,489,457)	(46,044,434	)(1)	(32,695,788)	(9,083,743	)(2)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	22,145,406	47,464,279		11,254,000	127,903,475
Service Class				76,428,172	10,267,372
Shares issued to holders in reinvestment of distributions:
Institutional Class	74,009,184	43,073,263		18,788,999	7,446,694
Service Class				13,158,079	1,525,665
Shares redeemed:
Institutional Class	(126,017,841)	(224,973,653)		(187,017,527)	(132,197,976)
Service Class				(22,034,698)	(26,695,882)
Redemption fees:
Institutional Class	1,374	1,103		—	—
Net decrease in net assets resulting from capital share transactions	(29,861,877)	(134,435,008)		(89,422,975)	(11,750,652)
Total Increase (Decrease) in Net Assets	(144,011,695)	(30,577,015)		(122,888,496)	31,238,568
NET ASSETS:
Beginning of Period	1,103,520,591	1,134,097,606		415,137,126	383,898,558
End of Period	$959,508,896	$1,103,520,591	(3)	$292,248,630	$415,137,126	(4)
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	1,284,154	2,558,520		853,311	10,288,566
Service Class				5,835,579	837,958
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,387,029	2,325,770		1,683,602	595,736
Service Class				1,180,097	122,053
Shares redeemed:
Institutional Class	(6,454,986)	(12,204,242)		(13,847,702)	(10,471,305)
Service Class				(1,790,020)	(2,132,206)
Net decrease in shares outstanding	(783,803)	(7,319,952)		(6,085,133)	(759,198)

(1)  Includes distributions from net investment income of $9,290,907 and distributions from net realized gains on investments of $36,753,527.

(2)  Includes distributions from net investment income for Institutional Class and Service Class of $2,143,460 and $412,974, and distributions from net realized gains on investments of $5,315,960 and $1,211,349, respectively.

(3)  Includes undistributed net investment income of $5,196,032.

(4)  Includes undistributed net investment income of $2,438,924.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund			MFG Select Infrastructure Fund
	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018		For the Period July 2, 2018(1) through December 31, 2018 (Unaudited)
OPERATIONS:
Net investment income	$4,181,508	$11,315,506		$255,461
Net realized gain (loss) on:
Investments	(9,030,713)	(1,311,785)		(412,642)
Foreign currency transactions	(12,143)	(101,134)		9,514
Change in net unrealized depreciation on:
Investments	(7,076,448)	(6,402,938)		(1,209,996)
Foreign currency transactions	(11,324)	(15,320)		(583)
Net increase (decrease) in net assets resulting from operations	(11,949,120)	3,484,329		(1,358,246)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(4,628,523)	(10,869,241)		(212,017)
Service Class	(202,137)	(348,342)
Net decrease in net assets resulting from distributions paid	(4,830,660)	(11,217,583	)(2)	(212,017)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	10,523,639	179,185,572		33,813,748
Service Class	42,147,855	50,605,851
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,243,481	9,719,865		104,857
Service Class	101,944	157,769
Shares redeemed:
Institutional Class	(41,977,879)	(50,370,221)		(632,837)
Service Class	(7,352,575)	(44,897,280)
Redemption fees:
Service Class	8,801	3,746
Net increase in net assets resulting from capital share transactions	7,695,266	144,405,302		33,285,768
Total Increase (Decrease) in Net Assets	(9,084,514)	136,672,048		31,715,505
NET ASSETS:
Beginning of Period	390,802,606	254,130,558		—
End of Period	$381,718,092	$390,802,606	(3)	$31,715,505
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	686,246	11,546,967		3,388,075
Service Class	2,818,229	3,280,891
Shares issued to holders in reinvestment of distributions:
Institutional Class	281,502	621,680		10,779
Service Class	6,762	10,079
Shares redeemed:
Institutional Class	(2,766,078)	(3,235,069)		(64,145)
Service Class	(487,826)	(2,892,546)
Net increase in shares outstanding	538,835	9,332,002		3,334,709

(1)  Commencement of operations.

(2)  Includes distributions from net investment income for Institutional Class and Service Class of $10,827,533 and $347,439, and distributions from net realized gains on investments of $41,708 and $903, respectively.

(3)  Includes undistributed net investment income of $976,524.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Timpani Small Cap Growth Fund		Phocas Small Cap Value Fund
	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
OPERATIONS:
Net investment income (loss)	$(365,141)	$(556,536)	$132,266	$123,736
Net realized gain on investments	151,903	6,591,334	1,094,229	6,034,290
Change in net unrealized appreciation/depreciation on investments	(11,940,949)	11,921,485	(8,427,772)	(1,218,847)
Net increase (decrease) in net assets resulting from operations	(12,154,187)	17,956,283	(7,201,277)	4,939,179
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(3,931,667)	—	(4,734,516)	(3,244,664)
Service Class	(15,669)	—	(19)	(11)
Class Y	(313,214)	—
Net decrease in net assets resulting from distributions paid	(4,260,550)	—	(4,734,535)	(3,244,675	)(1)
CAPITAL SHARE TRANSACTIONS:
Shares issued in the Reorganization:
Institutional Class(2)	—	—	—	25,882,024
Shares sold:
Institutional Class	9,220,511	19,540,583	1,896,324	3,896,170
Service Class	849,292	215,521	—	—
Class Y	491,410	1,462,983
Shares issued to holders in reinvestment of distributions:
Institutional Class	3,586,195	—	4,734,008	3,244,640
Service Class	14,220	—	18	11
Class Y	286,931	—
Shares redeemed:
Institutional Class	(8,099,856)	(10,819,013)	(6,642,512)	(30,488,173)
Service Class	(766,303)	(10,748)	—	—
Class Y	(894,961)	(897,610)
Net increase (decrease) in net assets resulting from capital share transactions	4,687,439	9,491,716	(12,162)	2,534,672
Total Increase (Decrease) in Net Assets	(11,727,298)	27,447,999	(11,947,974)	4,229,176
NET ASSETS:
Beginning of Period	75,234,923	47,786,924	38,735,268	34,506,092
End of Period	$63,507,625	$75,234,923 (3)	$26,787,294	$38,735,268	(4)
TRANSACTIONS IN SHARES:
Shares issued in the Reorganization:
Institutional Class(9)	—	—	—	692,998
Shares sold:
Institutional Class	372,703	880,142	58,708	98,800
Service Class	32,393	10,341	—	—
Class Y	18,758	65,597
Shares issued to holders in reinvestment of distributions:
Institutional Class	178,506	—	174,108	88,444
Service Class	709	—	1	—	(5)
Class Y	14,580	—
Shares redeemed:
Institutional Class	(340,623)	(498,921)	(184,844)	(791,437)
Service Class	(31,220)	(517)	—	—
Class Y	(35,723)	(43,464)
Net increase in shares outstanding	210,083	413,178	47,973	88,805

(1)  Includes distributions from net investment income for Institutional Class and Service Class of $130,243 and less than $1, and distributions from net realized gains on investments of $3,114,421 and $11, respectively.

(2)  See Note 2(f) in Notes to Financial Statements.

(3)  Includes undistributed net investment loss of $(295,069).

(4)  Includes undistributed net investment income of $45,360.

(5)  Less than one share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$18.89		$17.25	$15.05	$15.99	$15.33	$13.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.13	0.15	0.14	0.10 (1)	0.19 (1)
Net realized and unrealized gain (loss) on investments	(0.60)		2.22	2.77	(0.48)	0.91	1.91
Total Income (Loss) from Investment Operations	(0.52)		2.35	2.92	(0.34)	1.01	2.10
LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.14)	(0.14)	(0.12)	(0.12)	(0.08)
From net realized gain on investments	(1.55)		(0.57)	(0.58)	(0.48)	(0.23)	(0.12
Total Distributions	(1.72)		(0.71)	(0.72)	(0.60)	(0.35)	(0.20)
Redemption fees retained(2)	—		—	—	—	—	—
Net Asset Value, End of Period	$16.65		$18.89	$17.25	$15.05	$15.99	$15.33
Total Return	(2.85	)%(3)	13.75%	19.96%	(2.19)%	6.72%	15.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$959,509		$1,103,521	$1,134,098	$1,073,308	$1,106,525	$791,043
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85	%(4)	0.85%	0.85%	0.85%	0.86%	0.89%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.65	%(4)	0.64%	0.85%	0.85%	0.56%	1.18%
Net of waivers and reimbursements	0.70	%(4)	0.69%	0.90%	0.90%	0.62%	1.27%
Portfolio turnover rate	8	%(3)	28%	30%	38%	69%	20%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$12.72		$11.49	$9.59	$9.91	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	(2)	0.10	0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	(0.38)		1.40	1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	(0.33)		1.50	1.92	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.08)	(0.02)	(0.05)	—
From net realized gain on investments	(1.22)		(0.19)	— (3)	—	—
Total Distributions	(1.38)		(0.27)	(0.02)	(0.05)	—
Net Asset Value, End of Period	$11.01		$12.72	$11.49	$9.59	$9.91
Total Return	(2.71	)%(4)	13.12%	20.06%	(2.77)%	(0.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$169,918		$340,204	$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.88	%(5)	0.88%	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.63	%(5)	0.71%	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	0.71	%(5)	0.79%	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	25	%(4)	59%	31%	30%	7	%(4)

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$12.72		$11.49	$9.60	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04	(2)	0.10	0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	(0.39)		1.39	1.80	(0.13)
Total Income (Loss) from Investment Operations	(0.35)		1.49	1.91	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.07)	(0.02)	—
From net realized gain on investments	(1.22)		(0.19)	— (3)	—
Total Distributions	(1.37)		(0.26)	(0.02)	—
Redemption fees retained	—		—	— (3)	—	(3)
Net Asset Value, End of Period	$11.00		$12.72	$11.49	$9.60
Total Return	(2.84	)%(4)	13.01%	19.92%	(1.34	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$122,331		$74,933	$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	0.97	%(5)	0.95%	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.88	%(5)	0.88%	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.49	%(5)	0.60%	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	0.58	%(5)	0.67%	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	25	%(4)	59%	31%	30%

(1)  Commenced operations on May 9, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$15.40		$15.84	$15.27	$13.09	$14.13	$11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.58 (1)	0.50 (1)	0.37	0.42 (1)	0.55 (1)
Net realized and unrealized gain (loss) on investments	(0.64)		(0.48)	0.52	2.21	(0.96)	2.22
Total Income (Loss) from Investment Operations	(0.47)		0.10	1.02	2.58	(0.54)	2.77
LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.54)	(0.42)	(0.36)	(0.47)	(0.18)
From net realized gain on investments	(0.02)		— (2)	(0.03)	(0.04)	(0.03)	—
Total Distributions	(0.20)		(0.54)	(0.45)	(0.40)	(0.50)	(0.18)
Redemption fees retained	—		—	— (2)	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$14.73		$15.40	$15.84	$15.27	$13.09	$14.13
Total Return	(3.12	)%(3)	0.60%	6.83%	20.00%	(4.03)%	24.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$338,562		$381,749	$251,149	$207,985	$161,722	$65,666
Ratio of expenses to average net assets
Before waivers and reimbursements	0.80	%(4)	0.81%	0.83%	0.83%	0.93%	1.45%
Net of waivers and reimbursements	0.70	%(4)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.04	%(4)	3.57%	3.18%	2.62%	2.77%	3.47%
Net of waivers and reimbursements	2.14	%(4)	3.68%	3.31%	2.75%	3.00%	4.22%
Portfolio turnover rate(5)	11	%(3)	19%	39%	15%	17%	16%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$15.43		$15.85	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.22		0.53	0.90
Net realized and unrealized gain (loss) on investments	(0.70)		(0.43)	0.16
Total Income (Loss) from Investment Operations	(0.48)		0.10	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.52)	(0.41)
From net realized gain on investments	(0.02)		— (3)	(0.03)
Total Distributions	(0.19)		(0.52)	(0.44)
Redemption fees retained	—	(3)	— (3)	—
Net Asset Value, End of Period	$14.76		$15.43	$15.85
Total Return	(3.16	)%(4)	0.60%	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,156		$9,054	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.92	%(5)	0.91%	5.15	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.78	%(5)	3.30%	1.68	%(5)
Net of waivers and reimbursements	2.90	%(5)	3.41%	6.03	%(5)
Portfolio turnover rate(6)	11	%(4)	19%	39%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Period Ended December 31, 2018(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08
Net realized and unrealized loss on investments	(0.50)
Total Loss from Investment Operations	(0.42)
LESS DISTRIBUTIONS:
From net investment income	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$9.51
Total Return	(4.25	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$31,716
Ratio of expenses to average net assets
Before waivers and reimbursements	1.69	%(3)
Net of waivers and reimbursements	0.80	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.07	%(3)
Net of waivers and reimbursements	1.96	%(3)
Portfolio turnover rate	10	%(2)

(1)  Commenced operations on July 2, 2018.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$25.47		$18.80		$14.77		$18.58		$16.06		$13.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)		(0.20	)(1)	(0.10	)(1)	(0.12	)(1)	(0.16	)(1)	(0.14	)(1)
Net realized and unrealized gain (loss) on investments	(3.87)		6.87		4.13		(3.69)		2.68		3.32
Total Income (Loss) from Investment Operations	(3.98)		6.67		4.03		(3.81)		2.52		3.18
LESS DISTRIBUTIONS:
From net realized gain on investments	(1.42)		—		—		—		—		(0.34)
Total Distributions	(1.42)		—		—		—		—		(0.34)
Net Asset Value, End of Period	$20.07		$25.47		$18.80		$14.77		$18.58		$16.06
Total Return	(15.62	)%(2)	35.48%		27.29%		(20.51)%		15.62%		24.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$58,693		$69,095		$43,833		$52,595		$47,455		$13,478
Ratio of expenses to average net assets
Before waivers and reimbursements	1.34	%(3)	1.36%		1.36%		1.32%		1.52%		2.46%
Net of waivers and reimbursements	1.10	%(3)	1.10%		1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.16	)%(3)	(1.18)%		(0.90)%		(0.99)%		(1.37)%		(2.26)%
Net of waivers and reimbursements	(0.92	)%(3)	(0.92)%		(0.64)%		(0.77)%		(0.95)%		(0.90)%
Portfolio turnover rate(4)	56	%(2)	126%		179%		156%		124%		173%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018		Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$25.45		$18.80		$15.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.15)		(0.23	)(2)	(0.12	)(2)
Net realized and unrealized gain (loss) on investments	(3.83)		6.88		3.50
Total Income (Loss) from Investment Operations	(3.98)		6.65		3.38
LESS DISTRIBUTIONS:
From net realized gain on investments	(1.42)		—		—
Total Distributions	(1.42)		—		—
Net Asset Value, End of Period	$20.05		$25.45		$18.80
Total Return	(15.63	)%(3)	35.37%		21.92	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$2,348		$2,502		$1
Ratio of expenses to average net assets
Before waivers and reimbursements	1.44	%(4)	1.42%		292.37	%(4)
Net of waivers and reimbursements	1.20	%(4)	1.20%		1.10	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.28	)%(4)	(1.20)%		(292.04	)%(4)
Net of waivers and reimbursements	(1.04	)%(4)	(0.98)%		(0.77	)%(4)
Portfolio turnover rate(5)	56	%(3)	126%		179%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016		Year Ended June 30, 2015		Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$25.02		$18.54		$14.62		$18.48		$16.04		$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.17)		(0.28	)(2)	(0.18	)(2)	(0.18	)(2)	(0.23	)(2)	(0.08	)(2)
Net realized and unrealized gain (loss) on investments	(3.77)		6.76		4.10		(3.68)		2.67		(0.23	)(3)
Total Income (Loss) from Investment Operations	(3.94)		6.48		3.92		(3.86)		2.44		(0.31)
LESS DISTRIBUTIONS:
From net realized gain on investments	(1.42)		—		—		—		—		—
Total Distributions	(1.42)		—		—		—		—		—
Net Asset Value, End of Period	$19.66		$25.02		$18.54		$14.62		$18.48		$16.04
Total Return	(15.74	)%(4)	34.95%		26.81%		(20.84)%		15.15%		(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,580		$5,890		$3,954		$3,369		$2,262		$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	1.72	%(5)	1.74%		1.75%		1.70%		1.95%		2.73	%(5)
Net of waivers and reimbursements	1.50	%(5)	1.50%		1.50%		1.50%		1.50%		1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.54	)%(5)	(1.57)%		(1.35)%		(1.36)%		(1.82)%		(2.36	)%(5)
Net of waivers and reimbursements	(1.32	)%(5)	(1.33)%		(1.10)%		(1.16)%		(1.37)%		(1.13	)%(5)
Portfolio turnover rate(6)	56	%(4)	126%		179%		156%		124%		173%

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$40.20		$39.45	$33.45	$34.33	$35.96	$28.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.16		0.14	0.12	0.15	0.19	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	(8.21)		4.43	6.04	(0.62)	0.08	9.25
Total Income (Loss) from Investment Operations	(8.05)		4.57	6.16	(0.47)	0.27	9.20
LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.15)	(0.16)	(0.22)	(0.03)	(0.05)
From net realized gain on investments	(5.50)		(3.67)	—	(0.19)	(1.87)	(1.91)
Total Distributions	(5.67)		(3.82)	(0.16)	(0.41)	(1.90)	(1.96)
Net Asset Value, End of Period	$26.48		$40.20	$39.45	$33.45	$34.33	$35.96
Total Return	(20.39	)%(2)	12.52%	18.40%	(1.29)%	0.84%	32.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$26,787		$38,735	$34,506	$31,946	$28,686	$24,152
Ratio of expenses to average net assets
Before waivers and reimbursements	1.46	%(3)	1.48%	1.45%	1.49%	1.54%	1.97%
Net of waivers and reimbursements	0.95	%(3)	0.95%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.22	%(3)	(0.21)%	(0.03)%	0.06%	0.16%	(1.00)%
Net of waivers and reimbursements	0.73	%(3)	0.32%	0.32%	0.45%	0.60%	(0.13)%
Portfolio turnover rate(4)	23	%(2)	68%	53%	49%	52%	53%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$40.10		$39.40	$34.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	(2)	0.10 (2)	0.12
Net realized and unrealized gain (loss) on investments	(8.15)		4.43	4.78
Total Income (Loss) from Investment Operations	(8.01)		4.53	4.90
LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.16)	(0.16)
From net realized gain on investments	(5.50)		(3.67)	—
Total Distributions	(5.68)		(3.83)	(0.16)
Net Asset Value, End of Period	$26.41		$40.10	$39.40
Total Return	(20.35	)%(3)	12.42%	14.13	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1		$1	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	1.03	%(4)	492.96%	285.93	%(4)
Net of waivers and reimbursements	0.95	%(4)	0.95%	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.68	%(4)	(491.76)%	(284.49	)%(4)
Net of waivers and reimbursements	0.76	%(4)	0.25%	0.34	%(4)
Portfolio turnover rate(5)	23	%(3)	68%	53%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), Frontier MFG Global Plus Fund (the "Global Plus Fund") and Frontier Timpani Small Cap Growth Fund (the "Timpani Fund") is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") is long-term total investment return through capital appreciation. Each Fund is a diversified fund, except the Global Equity, Global Plus and Select Funds, which are non-diversified.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class (b)	July 2, 2018
Timpani Fund	Timpani Capital Management LLC ("Timpani") (d)	None	Multi-Class • Institutional • Service Class • Class Y	Mar. 23, 2011
Phocas Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Institutional • Service Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of December 31, 2018, the Service Class shares of the Global Equity and Select Funds had not commenced operations.

(c)  As of December 31, 2018, the Class Y shares of the Global Plus Fund had not commenced operations.

(d)  Timpani is an affiliate of Frontegra.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the "Board") and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Global Equity, Global Plus, Core and Select Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Funds' valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

The following is a summary of inputs used to value the Funds' securities as of December 31, 2018:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$653,039,306	$111,969,170	$—	$765,008,476
Total Equity	653,039,306	111,969,170	—	765,008,476
Short-Term Investments	186,871,575	—	—	186,871,575
Total Investments in Securities	$839,910,881	$111,969,170	$—	$951,880,051

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$201,335,095	$34,545,927	$—	$235,881,022
Total Equity	201,335,095	34,545,927	—	235,881,022
Short-Term Investments	54,185,332	—	—	54,185,332
Total Investments in Securities	$255,520,427	$34,545,927	$—	$290,066,354

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$195,088,865	$149,611,786	$—	$344,700,651
Closed-End Funds	—	4,459,723	—	4,459,723
Total Equity	195,088,865	154,071,509	—	349,160,374
Short-Term Investments	30,337,799	—	—	30,337,799
Total Investments in Securities	$225,426,664	$154,071,509	$—	$379,498,173

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$14,136,574	$14,606,261	$—	$28,742,835
Total Equity	14,136,574	14,606,261	—	28,742,835
Short-Term Investments	2,883,965	—	—	2,883,965
Total Investments in Securities	$17,020,539	$14,606,261	$—	$31,626,800

Timpani Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$62,048,842	$—	$—	$62,048,842
Total Equity	62,048,842	—	—	62,048,842
Short-Term Investments	1,338,280	—	—	1,338,280
Total Investments in Securities	$63,387,122	$—	$—	$63,387,122

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Phocas Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$25,264,325	$—	$—	$25,264,325
Total Equity	25,264,325	—	—	25,264,325
Short-Term Investments	1,200,766	—	—	1,200,766
Total Investments in Securities	$26,465,091	$—	$—	$26,465,091

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2018, and the fiscal year ended June 30, 2018, were as follows:

	Six Months Ended December 31, 2018			Year Ended June 30, 2018
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$17,986,260	$72,503,197	$90,489,457	$11,470,292	$34,574,142	$46,044,434
Global Plus Fund	15,831,630	16,864,158	32,695,788	8,238,519	845,224	9,083,743
Core Fund	4,830,660	—	4,830,660	11,183,377	34,206	11,217,583
Select Fund	212,017	—	212,017	—	—	—
Timpani Fund	—	4,260,550	4,260,550	—	—	—
Phocas Fund	2,041,053	2,693,482	4,734,535	130,243	3,114,432	3,244,675

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

At June 30, 2018, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Core Fund	Timpani Fund	Phocas Fund
Cost of investments	$822,939,923	$356,380,638	$374,570,329	$54,097,561	$30,178,180
Gross unrealized appreciation	$303,657,569	$67,628,002	$38,501,787	$24,302,776	$9,647,477
Gross unrealized depreciation	(24,896,111)	(9,111,555)	(17,281,703)	(591,753)	(909,624)
Net unrealized appreciation	278,761,458	58,516,447	21,220,084	23,711,023	8,737,853
Undistributed ordinary income	14,214,372	11,688,260	1,378,242	—	1,853,423
Undistributed long-term capital gain	44,543,040	6,318,710	—	3,981,485	2,979,388
Other accumulated gains (losses)	(43,008)	(25,700)	592	(295,175)	—
Total distributable earnings	$337,475,862	$76,497,717	$22,598,918	$27,397,333	$13,570,664

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

During the year ended June 30, 2018, the Global Plus Fund and the Timpani Fund utilized capital loss carryforwards of $312,481 and $2,523,110, respectively.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2018, the Timpani Fund deferred, on a tax basis, an ordinary late-year loss of $295,069.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Agreement and Plan of Reorganization

On November 14, 2017, shareholders of the Frontier Netols Small Cap Value Fund — Institutional Class and Class Y ("Netols Fund — Institutional Class" and "Netols Fund — Class Y" and together, the "Netols Fund") approved the reorganization of the Netols Fund with and into the Phocas Fund — Institutional Class. The purpose of the reorganization was to combine two funds within the Company with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Netols Fund to the Phocas Fund and the assumption of the liabilities of the Netols Fund by the Phocas Fund. The reorganization was effective as of the close of business on November 17, 2017. For each share of the Netols Fund — Institutional Class and Netols Fund — Class Y, shareholders received 0.0988 share and 0.0825 share, respectively, of the Phocas Fund — Institutional Class. The following tables illustrate the specifics of the reorganization:

Netols Fund Net Assets		Shares Issued to Shareholders of Netols Fund	Phocas Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$25,882,024	(1)	692,998	$34,717,866	$60,599,890	Non-taxable

(1)  Includes accumulated net realized gain and net unrealized appreciation on investments in the amounts of $9,571,855 and $2,222,159, respectively.

For financial reporting purposes, assets received and shares issued by the Phocas Fund were recorded at fair value; however, the cost basis of the investments received from the Netols Fund was carried forward to align ongoing reporting of the Phocas Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the reporting period, the pro forma results of operations for the year ended June 30, 2018, would have been as follows:

Net investment income	$179,970
Net realized gain on investments	20,712,322
Change in net unrealized depreciation on investments	(15,076,133)
Net increase in net assets resulting from operations	$5,816,159

Because the Phocas Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Netols and Phocas Funds that have been included in the Phocas Fund's Statement of Operations since November 17, 2017.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

(g)  Subsequent Events

On February 26, 2019, the Board, on behalf of the Timpani Fund, approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Timpani Fund would be reorganized with and into a newly-created series (the "Acquiring Fund") of Calamos Investment Trust (the "Reorganization"). The Acquiring Fund is expected to have the same investment objective and substantially similar investment strategies as the Timpani Fund. Calamos Advisors LLC expects to acquire a 100% interest in Timpani, the adviser to the Timpani Fund, and will become the investment adviser to the Acquiring Fund following the Reorganization. The gross total expense ratio for each class of shares of the Acquiring Fund is expected to be lower than the corresponding class of shares of the Timpani Fund.

Under the terms of the Plan, the Timpani Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Class I shares and Class A shares of the Acquiring Fund (the "Acquiring Fund Shares") issued to the Timpani Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Fund. The Timpani Fund will then distribute, pro rata, to the applicable shareholders of record, all of the Acquiring Fund Shares received by the Timpani Fund in complete liquidation and termination of the Timpani Fund as a series of the Company.

As a result of the Reorganization, each shareholder of the Timpani Fund will become a shareholder of the applicable class of the Acquiring Fund and will receive Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Timpani Fund as of the valuation date, as described in the Plan. It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes. Shareholders of the Timpani Fund may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

The Reorganization is expected to close in May 2019, subject to approval of shareholders of the Timpani Fund at a special meeting to be held in the second quarter of 2019.

(h)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2018, the following table shows the reclassifications made:

	Global Equity Fund	Global Plus Fund	Core Fund	Timpani Fund	Phocas Fund
Paid in capital	$—	$—	$—	$(486,749)	$50,032
Undistributed net investment income (loss)	(87,745)	(26,823)	(101,134)	486,749	—
Accumulated undistributed net realized gain (loss)	87,745	26,823	101,134	—	(50,032)

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The Company, on behalf of the Global Equity, Global Plus, Core, Select and Phocas Funds, has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a wholly owned subsidiary of Frontier North America Holdings Inc., a majority-owned subsidiary of Magellan Financial Group Limited and affiliate of MFG. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Fund. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra and Timpani. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.70%	0.70%
Core Fund - Service Class	0.70%	0.85%
Select Fund	0.80%	0.80%
Timpani Fund - Institutional Class	1.00%	1.10%
Timpani Fund - Service Class	1.00%	1.25%
Timpani Fund - Class Y	1.00%	1.50%
Phocas Fund - Institutional Class	0.85%	0.95%
Phocas Fund - Service Class	0.85%	1.10%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

An adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2019	2020	2021	2022		Total
Global Equity Fund	$270,970	$520,095	$549,935	$271,612		$1,612,612
Global Plus Fund	88,030	258,029	331,218	159,943		837,220
Core Fund	117,071	272,224	325,570	189,505		904,370
Select Fund	—	—	—	116,399	*	116,399
Timpani Fund	55,779	129,977	150,722	90,824		427,302
Phocas Fund	54,264	122,491	205,354	92,478		474,587

*  Expenses waived/reimbursed were for the period July 2, 2018 through December 31, 2018.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus, Core and Select Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, MFG is paid the net advisory fee received by Frontegra with respect to each Fund subadvised by MFG less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

Frontegra has also entered into a subadvisory agreement under which Phocas serves as the subadviser to the Phocas Fund, and subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the Fund's average daily net assets when the Fund has net assets of $75,000,000 or less, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. When the Phocas Fund's net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2018, all of the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2018, are summarized below:

	Global Equity Fund	Global Plus Fund	Core Fund	Select Fund	Timpani Fund	Phocas Fund
Purchases	$70,030,852	$73,557,273	$42,253,122	$33,098,223	$42,022,987	$7,778,107
Sales	$180,721,644	$174,650,555	$60,848,280	$2,700,377	$42,073,034	$12,857,104

There were no purchases or sales of U.S. Government securities for the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus and Timpani Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of each Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. As of December 31, 2018, the Class Y shares of the Global Plus Fund had not commenced operations. For the six months ended December 31, 2018, the Timpani Fund incurred $7,141 under the 12b-1 Plan.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of December 31, 2018, the Class Y shares of the Global Plus Fund, the Service Class shares of the Global Equity Fund and the Service Class shares of the Select Fund had not commenced operations. For the six months ended December 31, 2018, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$40,430
Core Fund - Service Class	$6,959
Timpani Fund - Service Class	$169
Timpani Fund - Class Y	$4,285
Phocas Fund - Service Class	$—

(6)  RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Securities and Exchange Commission ("SEC") issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these amendments is for any reports filed with the SEC subsequent to November 5, 2018.

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the ASU 2018-13 and has adopted the framework.

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), met on May 22, 2018, to consider the approval of an advisory agreement (the "Initial Advisory Agreement") between Frontegra Asset Management, Inc. ("Frontegra") and the Company and a subadvisory agreement (the "Initial Subadvisory Agreement") between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management ("MFG Asset Management") with respect to two new series of the Company, the Frontier MFG Select Infrastructure Fund (the "Select Fund") and the Frontier MFG Global Sustainable Fund (the "Sustainable Fund" and together with the Select Fund, the "Funds").

As discussed in more detail in the Company's Definitive Proxy Statement, filed with the SEC on July 23, 2018, the Initial Advisory Agreement and Initial Subadvisory Agreement were expected to terminate later in 2018 for one or both Funds, to the extent they had commenced operations, due to the change of control of Frontegra. Effective October 1, 2018, Frontegra North America Holdings Inc. ("FNAH"), a majority-owned subsidiary of Magellan Financial Group Limited ("MFG") and affiliate of MFG Asset Management, acquired 100% of the equity interests of Frontegra in accordance with the terms of certain purchase and sale agreements relating to Frontegra and affiliated companies owned or previously owned by William D. Forsyth III (the "Transaction"). The purchase of Frontegra constituted an "assignment" of the Initial Advisory Agreement and Initial Subadvisory Agreement within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The new agreements became effective on or after October 1, 2018.

On May 22, 2018, in light of the Transaction and in order to avoid disruption to the Funds' investment programs, the Board, including a majority of Independent Directors, also considered the approval of: (a) a proposed investment advisory agreement to be effective upon the change of control of Frontegra between Frontegra and the Company on behalf of the Funds (the "Post-Transaction Advisory Agreement"); and (b) a new subadvisory agreement for the Funds to be effective upon the change of control of Frontegra (the "Post-Transaction Subadvisory Agreement").

Initial and Post-Transaction Advisory Agreements

In connection with its review of the advisory agreements, the Board was provided materials relevant to its consideration of such agreements, such as information regarding Frontegra's compliance program, Frontegra's personnel and financial condition, the Form ADV of Frontegra, summary data and risk management reports provided by Fund management and a memorandum prepared by the Company's legal counsel regarding the Board's duties in approving the advisory agreements. The Board also reviewed the advisory fee payable by each Fund under both the Initial and Post-Transaction Advisory Agreements, the expense cap agreement between the Company and Frontegra on behalf of each Fund and comparative fee and expense information provided by an independent service. The Board noted that the Post-Transaction Advisory Agreement contains similar terms with respect to the investment advisory services provided by Frontegra and an identical fee structure as the Initial Advisory Agreement. The Directors noted that the Post-Transaction Advisory Agreement would continue the relationship between the Company and Frontegra while adding more specificity about the advisory and administrative services provided by Frontegra under such agreement. The Board was also provided with Frontegra's response to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Directors, as well as a response provided by MFG Asset Management that provided additional details about the Transaction.

The Directors also met with representatives of MFG via teleconference at the May 22, 2018, meeting who provided additional information about the Transaction, MFG's and FNAH's financial arrangements with Frontegra and its affiliates and other relevant information. The Board also referred to a memorandum from Frontegra's legal counsel that contained a detailed discussion regarding the Transaction and was previously reviewed by the Board at its February 27, 2018, Board meeting.

In reaching its decision to approve the Initial and Post-Transaction Advisory Agreements, the Board considered their legal responsibilities with regard to all factors deemed to be relevant to its consideration of each agreement, as applicable, including but not limited to the following: (1) their cumulative experience in working with Frontegra for many years and the quality of the services provided to the other portfolios of the Company since Frontegra first became investment adviser to the Company in 1996; (2) the fact that the Transaction is not expected to affect the manner in which each Fund will be advised and MFG and Frontegra's assurances that no diminution in services provided by Frontegra will occur; (3) the fact that the Company's key management personnel are not expected to change following the Transaction; (4) the fee structure under the Initial Advisory Agreement would be identical to the fee structure under the Post-Transaction Advisory Agreement; (5) the fact that Frontegra and FNAH have no present intention to increase the advisory fee rate or alter the expense waivers; (6) MFG's and Frontegra's representations about Frontegra's financial resources notwithstanding the restructuring of, and increase to, MFG Asset Management's subadvisory fee and the anticipated financial support to be available to Frontegra through FNAH; (7) the changes to terms in the Post-Transaction Advisory Agreement from the Initial Advisory Agreement are generally to conform to current regulatory requirements and industry best practices and to specify the additional advisory and administrative services Frontegra will provide as investment adviser to the Funds; and (8) other factors deemed relevant. The Board noted that if the Transaction was not consummated, the Initial Advisory Agreement would remain in effect through the current term of the agreement.

The Board also considered that the Transaction was structured in compliance with Section 15(f) of the 1940 Act, which contains provisions intended to protect the interests of Fund shareholders.

The Independent Directors met in executive session to discuss Frontegra's 15(c) response and the Initial and Post-Transaction Advisory Agreements. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the approval of the agreements with the Company's legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

With respect to both the Initial and Post-Transaction Advisory Agreements, the Board considered whether such agreements would be in the best interests of each Fund and its shareholders and the overall fairness of the agreements. In considering the Initial and Post-Transaction Advisory Agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions with respect to each Fund.

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would provide to the Funds under the Initial and Post-Transaction Advisory Agreements. The Board noted that Frontegra serves as a manager of managers and had selected MFG Asset Management to make the day-to-day investment decisions for the Funds. The Board considered that Frontegra has 22 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing MFG Asset Management and supervising the management of the Funds' investments. The Board also considered the quality of other services provided by Frontegra, including performance oversight, risk management oversight, oversight and coordination of service providers, oversight of financial reporting, administration of the Funds' compliance program and the shareholder servicing and administrative services provided by Frontegra to the Funds. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Proposed Advisory Fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in Morningstar's Infrastructure category for the Select Fund and the Large Blend category for the Sustainable Fund. The Board noted that Morningstar did not have a sustainable or low carbon category and the Large Blend was the most comparable category for the Sustainable Fund. With respect to the Select Fund, the Board also considered the advisory fee in relation to another infrastructure portfolio of the Company and determined the fee was appropriate in light of the differences in strategy. It noted that the Select Fund's proposed advisory fee was below the industry average for the Infrastructure category. It also noted that the net expense ratio for each of the Institutional and Service Class shares of the Select Fund was below the industry average for the Infrastructure category. With respect to the Sustainable Fund, the Board noted the proposed advisory fee was higher than the industry average for the Large

Blend category, which was not necessarily a directly comparable peer group for a sustainable fund. The Board also noted the net expense ratio for each of the Institutional and Service Class shares of the Sustainable Fund was below the industry average for the Large Blend category. The Board also considered the fact that Frontegra will enter into an expense cap agreement on behalf of each Fund and contractually agree to waive its management fee and/or reimburse each of the Funds. The Board concluded that the proposed advisory fee to be paid by each of the Funds to Frontegra was reasonable in light of the nature and quality of services to be provided.

Costs and Profitability. Frontegra did not provide any specific information regarding the costs of services to be provided or the profits it might realize because neither Fund has commenced operations.

Economies of Scale. Because the Funds have not commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fees). The Board noted that Frontier Partners, Inc. ("Frontier"), an affiliate of Frontegra, provides consulting services to, and is compensated by, MFG Asset Management for new client relationships introduced to MFG Asset Management, and Frontegra Strategies, LLC, the Company's distributor (the "Distributor"), will receive solicitation fees from MFG Asset Management for referrals of new shareholders to the Funds. However, the Board determined that Frontegra's proposed services to the Funds would not be compromised by this potential conflict of interest. The Board also considered financial arrangements, stock ownership and other benefits to Mr. Forsyth under the purchase and sale agreements and the employment agreement with FNAH, as well as the parties' undertaking to comply with the Section 15(f) safe harbor with respect to payments in connection with the transfer of advisory arrangements.

On the basis of its review of the foregoing information, the Board found that the terms of the Initial Advisory Agreement and the Post-Transaction Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Initial and Post-Transaction Subadvisory Agreements

In connection with the Board's consideration of the Initial and Post-Transaction Subadvisory Agreements at the May 22, 2018, meeting, the Board was provided materials relevant to its consideration of both agreements, such as composite performance of accounts that are comparable to each of the Funds, MFG Asset Management's Form ADV, information regarding MFG Asset Management's compliance program, personnel and financial condition, summary data and a risk management report provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board was also provided with MFG Asset Management's responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Directors. The Directors discussed the Transaction and the 15(c) response with two representatives of MFG who participated in the meeting telephonically, including the nature, extent and quality of the subadvisory and other services to be provided to the Funds by MFG Asset Management.

The Independent Directors met in executive session to discuss MFG Asset Management's 15(c) response and the proposed approval of the Initial and Post-Transaction Subadvisory Agreements. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the approval of the Initial and Post-Transaction Subadvisory Agreements with the Company's legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

In considering the Initial and Post-Transaction Subadvisory Agreements, the Board reviewed and analyzed various factors with respect to each of the Funds that it determined were relevant, including the factors below, and made the following conclusions with respect to each Fund.

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered MFG Asset Management's investment strategy for each Fund and experience as a global equity and infrastructure manager, key personnel involved in providing investment management services to the Funds and financial condition, including the financial condition of MFG, MFG Asset Management's parent company. The Board also considered services to be provided by MFG Asset Management under each of the Initial and Post-Transaction Subadvisory Agreements, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance program. The Board considered certain additional responsibilities MFG Asset Management had agreed to perform under the Post-Transaction Subadvisory Agreement. The Board considered the Company's experience with Magellan since the three existing series of the Company subadvised by MFG Asset Management were launched, as well as Magellan's expertise in global equity and infrastructure investing. The Board noted the proposed manager of the Select Fund also serves as portfolio manager to the Frontier MFG Core Infrastructure Fund and has served in such capacity since the Fund was launched in 2012. The Board noted that, although MFG Asset Management's sustainable investment strategy was relatively new, the global component of the strategy has been in place since 2007. The Board determined that the Funds were likely to benefit from MFG Asset Management's subadvisory services.

Investment Performance. The Board reviewed composite performance of accounts that are comparable to each of the Funds. The Board did not consider MFG Asset Management's historical performance to be a material factor in its consideration of the subadvisory agreements.

Proposed Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to MFG Asset Management under the Initial and Post-Transaction Subadvisory Agreement, noting that the subadvisory fee structure was negotiated at arm's length between Frontegra and MFG Asset Management, which was an unaffiliated third party at the time the fee schedule was negotiated. The Board noted the subadvisory fee was same for these Funds under both the Initial and Post-Transaction Subadvisory Agreements. The Board also observed that the subadvisory fee was consistent with the proposed post-Transaction subadvisory fees payable to MFG Asset Management with respect to the other series of the Company subadvised by MFG Asset Management. The Board noted that under both subadvisory agreements as they relate to these Funds, MFG Asset Management agreed to pay for or reimburse Frontegra for, as applicable, organizational expenses of the Funds, any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all sub-transfer agent fees. The Board determined that the subadvisory fee payable with respect to the Funds was appropriate in light of these financial obligations of MFG Asset Management. In evaluating the subadvisory fee, the Board noted that such amounts to be paid by Frontegra and that therefore the overall advisory fee to be paid by the Funds is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by MFG Asset Management or the profitability to MFG Asset Management from its relationship with the Funds to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets may increase.

Benefits to MFG Asset Management. The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the Funds (in addition to the subadvisory fee). The Board believed that MFG Asset Management will generally benefit from its association with the Funds. The Board also noted that Frontier provides consulting and marketing services to MFG Asset Management under a solicitation agreement pursuant to which MFG Asset Management pays solicitation fees to Frontier or the Distributor. The Board concluded that the benefits to be realized by MFG Asset Management from its relationship to the Funds were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Initial and Post-Transaction Subadvisory Agreements were fair and reasonable and in the best interests of the Funds.

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the "Special Meeting") of Frontier Funds, Inc. (the "Company"), was held on August 30, 2018. At the Special Meeting, shareholders voted on proposals to elect four current directors to serve on the Board of Directors and to approve a new investment advisory agreement between the Company, on behalf of the Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Select Infrastructure Fund and Frontier Phocas Small Cap Value Fund (together, the "Funds"), and Frontegra Asset Management, Inc. (the "Adviser") and new subadvisory agreements between the Adviser and each subadviser as described below. Further details regarding each proposal and the Special Meeting are contained in a definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2018.

At the Special Meeting, the following actions were taken:

(1)  The following individuals were elected to serve on the Board of Directors by the shareholders of the Funds and of Frontier Timpani Small Cap Growth Fund, a series of the Company, voting together in the aggregate:

Name of Director	For	Withhold
David L. Heald	81,169,787	594,217
Steven K. Norgaard	81,141,677	622,327
James M. Snyder	81,157,028	606,976
William D. Forsyth III	81,344,894	419,110

(2)  A new investment advisory agreement between the Company, on behalf of each of the Funds, and the Adviser was approved by the shareholders of each Fund (each voting separately) as follows:

Fund	Votes For	Votes Against	Abstained	Broker Non-Votes
Frontier MFG Global Equity Fund	29,806,260	10,556	106	8,473,832
Frontier MFG Global Plus Fund	20,233,774	0	0	2,652,573
Frontier MFG Core Infrastructure Fund	14,992,445	19,395	2,113	2,406,284
Frontier MFG Select Infrastructure Fund	10,000	0	0	0
Frontier Phocas Small Cap Value Fund	513,751	0	0	129,781

(3)  A new subadvisory agreement between Magellan Asset Management Limited doing business as MFG Asset Management and the Adviser was approved by the shareholders of each of the Frontier MFG Global Equity, Frontier MFG Global Plus, Frontier MFG Core Infrastructure and Frontier MFG Select Infrastructure Funds (each voting separately):

Fund	Votes For	Votes Against	Abstained	Broker Non-Votes
Frontier MFG Global Equity Fund	29,806,260	10,556	106	8,473,832
Frontier MFG Global Plus Fund	20,233,774	0	0	2,652,573
Frontier MFG Core Infrastructure Fund	14,992,445	19,395	2,113	2,406,284
Frontier MFG Select Infrastructure Fund	10,000	0	0	0

(4)  A new subadvisory agreement between Phocas Financial Corp. and the Adviser was approved by the shareholders of the Frontier Phocas Small Cap Value Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
513,751	0	0	129,781

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Form N-Q or Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. The Form N-Q or Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/26/2019

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	2/25/2019

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